SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 26, 1999 (May 12, 1999)
                                                    ---------------------------


                              RANCON INCOME FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         California                   0-16645                33-0157561
         ----------                 -----------              ----------
        (State or other            (Commission              (IRS Employer
        jurisdiction of             File Number)        Identification Number)
       incorporation or
         organization)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
        -----------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:       (650) 343-9300
                                                           --------------













                              No exhibit required.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On May 12, 1999, the Partnership sold one of its real estate assets, Aztec Village Shopping Center, to an unaffiliated third party for $1,000,000. After paying closing costs, including commissions and fees, the Partnership added the net proceeds of approximately $943,000 to its cash reserves.

Item 7.       FINANCIAL STATEMENTS

(b) Pro Forma financial Statements

The following unaudited pro-forma balance sheet as of March 31, 1999 has been prepared to reflect the sale of Aztec Village Shopping Center as if the sale of the aforementioned property had occurred on March 31, 1999. The following unaudited pro-forma statements of operations for the three months ended March 31, 1999 and the year ended December 31, 1998, have been prepared to reflect the sale of Aztec Village Shopping Center as if such transaction had occurred on January 1, 1998.

The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the sale of the real estate investment had been consummated in the periods presented, or on any particular date, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.

                              RANCON INCOME FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                             Pro forma Balance Sheet
                              As of March 31, 1999
                    (in thousands, except units outstanding)
                                   (Unaudited)


                                                                       Pro Forma
                                                  Historical          Adjustments           Pro Forma
                                                  -----------         -----------         -------------
Assets Real estate investments:
   Rental property, net                           $     4,259         $         -         $       4,259
   Rental property held for sale, net                     685                (685)                    -
                                                  -----------         -----------         -------------
         Net real estate investments                    4,944                (685)                4,259

Cash and cash equivalents                                 992                 943                 1,935
Deferred costs, net                                        56                  (7)                   49
Prepaid expenses and other assets                          48                 (24)                   24
                                                  -----------         -----------         -------------

         Total assets                             $     6,040         $       227         $       6,267
                                                  ===========         ===========         =============

Liabilities and Partners' Equity (Deficit)
Liabilities:
   Accounts payable and other liabilities          $      116          $      (12)        $         104
                                                   ----------          ----------         -------------

         Total liabilities                                116                 (12)                  104
                                                  -----------         -----------         -------------

Partners' equity (deficit):
   General Partner                                       (183)                  5                  (178)
   Limited Partners, 14,555 limited
      partnership units outstanding                     6,107                 234                 6,341
                                                  -----------         -----------         -------------

         Total partners' equity                         5,924                 239                 6,163
                                                  -----------         -----------         -------------

        Total liabilities and partners' equity    $     6,040         $       227         $       6,267
                                                  ===========         ===========         =============

                              RANCON INCOME FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                        Pro forma Statement of Operations
                    For the three months ended March 31, 1999
          (in thousands, except units outstanding and per unit amounts)
                                   (Unaudited)

                                                                          Pro Forma
                                                       Historical         Adjustments          Pro Forma
                                                      -----------         -----------         -------------
Revenue:
   Rental income                                      $       252         $       (46)        $         206
   Interest and other income                                    5                   -                     5
                                                      -----------         -----------         -------------

         Total revenue                                        257                 (46)                  211
                                                      -----------         -----------         -------------

Expenses:
   Operating                                                   93                 (18)                   75
   Depreciation and amortization                               49                  (1)                   48
   General and administrative                                  68                   -                    68
                                                      -----------         -----------         -------------

         Total expenses                                       210                 (19)                  191
                                                      -----------         -----------         -------------

Net income                                            $        47         $       (27)         $         20
                                                      ===========        =============         ============

Net income per limited partnership unit               $      3.23         $    (1.86)          $       1.37
                                                      ===========         ============         ============

Weighted average  number of limited  partnership
   units outstanding  during the
   period used to compute net income per
   limited partnership unit                                14,555              14,555                14,555
                                                      ===========         ============         ============

                              RANCON INCOME FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                        Pro forma Statement of Operations
                    For the year ended December 31, 1998
          (in thousands, except units outstanding and per unit amounts)
                                   (Unaudited)

                                                                        Pro Forma
                                                   Historical          Adjustments          Pro Forma
                                                   -----------         ------------        -------------
Revenue:
   Rental income                                   $     1,022         $      (146)        $         876
   Interest and other income                                30                   -                    30
                                                   -----------         -----------         -------------

      Total revenue                                      1,052                (146)                  906
                                                   -----------         ------------        -------------

Expenses:
   Operating                                               429                 (69)                  360
   Depreciation and amortization                           175                  (3)                  172
   Provision for impairment of investments
      in real estate                                       451                   -                   451
   General and administrative                              276                   -                   276
                                                   -----------         -----------         -------------

      Total expenses                                     1,331                 (72)                1,259
                                                   -----------         -----------         -------------

Net loss                                           $      (279)        $       (74)        $        (353)
                                                   ============        ============        ==============

Net loss per limited partnership unit              $    (18.96)        $    (5.04)         $     (24.00)
                                                   ============        ===========         =============


Weighted average number of limited partnership
   units outstanding during the period used to
   compute net loss per limited partnership unit        14,555              14,555                14,555
                                                   ===========         ===========         =============

                              RANCON INCOME FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP


The accompanying Pro Forma Balance Sheet as of March 31, 1999 and the Pro Forma Statements of Operations for the three months ended March 31, 1999 and the year ended December 31, 1998, reflect the sale of Aztec Village Shopping Center (as discussed in Item 2 on page 2) and include the following pro forma adjustments.

The $685,000 decrease in rental property held for sale reflects the net book value of Aztec Village Shopping Center as of March 31, 1999.

The $24,000 decrease in prepaid expenses and other assets reflects collections of tenant receivables, and reimbursement of prepaid insurance.

The increase in cash reflects the net cash proceeds upon the sale of the rental property.

The  decrease  in  rental  income,   operating   expense  and  depreciation  and
amortization reflect the operations of Aztec Village Shopping Center for the respective periods.

The Registrant stopped depreciating the Aztec Village Shopping Center property effective December 31, 1996 upon classification of the property as "held for sale". Therefore, there is only a minimal adjustment for amortization expense during the periods presented.

The Registrant recognized a $257,000 gain on the sale of Aztec Village Shopping Center, which is not reflected in the accompanying unaudited pro forma financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              RANCON INCOME FUND I,
                              A CA LIFORNIA LIMITED PARTNERSHIP
                              (Registrant)

                              By:  RANCON INCOME PARTNERS I, L.P.
                                   General Partner

Date:  May 26, 1999           By:  /s/ Daniel L. Stephenson
                                   ------------------------
                                   Daniel L. Stephenson
                                   Director, President, Chief Executive Officer
                                   and Chief Financial Officer of
                                   Rancon Financial Corporation,
                                   General Partner of
                                   Rancon Income Partners I, L.P.














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